                                                                   EXHIBIT(e)(4)

                                                           PLATINUM INVESTOR III
                                               VARIABLE UNIVERSAL LIFE INSURANCE
[LOGO OF AIG AMERICAN GENERAL]                          SUPPLEMENTAL APPLICATION

AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
Member of American International Group, Inc.
Home Office: Houston, Texas
--------------------------------------------------------------------------------
(This supplement must accompany the appropriate application for life insurance.)

APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIFE OF

                  ----------------------------  --------------------------------
                  Name of proposed insured      Date of application for life
                                                insurance

INITIAL ALLOCATION PERCENTAGES

Investment Options In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                                        PREMIUM      DEDUCTION
                                                       ALLOCATION    ALLOCATION
                                                       ----------    ----------
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (260)           __________%   __________%
AIM V.I. Premier Equity Division (261)                 __________%   __________%
THE ALGER AMERICAN FUND
Alger American Leveraged AllCap Division (314)         __________%   __________%
Alger American MidCap Growth Division (313)            __________%   __________%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Value Division (262)                                __________%   __________%
CREDIT SUISSE TRUST
Small Cap Growth Division (300)                        __________%   __________%
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (273)                            __________%   __________%
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (271)                            __________%   __________%
Developing Leaders Division (272)                      __________%   __________%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (277)                       __________%   __________%
VIP Contrafund Division (276)                          __________%   __________%
VIP Equity-Income Division (274)                       __________%   __________%
VIP Growth Division (275)                              __________%   __________%
VIP Mid Cap Division (308)                             __________%   __________%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities Division (309)     __________%   __________%
Franklin U.S. Government Division (302)                __________%   __________%
Mutual Shares Securities Division (303)                __________%   __________%
Templeton Foreign Securities Division (304)            __________%   __________%
JANUS ASPEN SERIES
International Growth Division (278)                    __________%   __________%
Mid Cap Growth Division (280)                          __________%   __________%
Worldwide Growth Division (279)                        __________%   __________%
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Division (312)                  __________%   __________%
JPMorgan Small Company Division (281)                  __________%   __________%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (284)               __________%   __________%
MFS Emerging Growth Division (282)                     __________%   __________%
MFS New Discovery Division (285)                       __________%   __________%
MFS Research Division (283)                            __________%   __________%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (286)                          __________%   __________%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Global Securities Division (311)           __________%   __________%
Oppenheimer Multiple Strategies Division (310)         __________%   __________%
PIMCO VARIABLE INSURANCE TRUST
PIMCO Real Return Division (288)                       __________%   __________%
PIMCO Short-Term Division (287)                        __________%   __________%
PIMCO Total Return Division (289)                      __________%   __________%
PUTNAM VARIABLE TRUST
Putnam VT Diversified Income Division (290)            __________%   __________%
Putnam VT Growth and Income Division (291)             __________%   __________%
Putnam VT Int'l Growth and Income Division (292)       __________%   __________%
SUNAMERICA SERIES TRUST
SunAmerica Balanced Division (306)                     __________%   __________%
Aggressive Growth Division (307)                       __________%   __________%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Equity Growth Division (295)                           __________%   __________%
High Yield Division (296)                              __________%   __________%
VALIC COMPANY I
International Equities Division (263)                  __________%   __________%
Mid Cap Index Division (264)                           __________%   __________%
Money Market I Division (265)                          __________%   __________%
Nasdaq-100 Index Division (266)                        __________%   __________%
Science & Technology Division (269)                    __________%   __________%
Small Cap Index Division (268)                         __________%   __________%
Stock Index Division (267)                             __________%   __________%
VANGUARD VARIABLE INSURANCE FUND
High Yield Bond Division (297)                         __________%   __________%
REIT Index Division (298)                              __________%   __________%
VAN KAMPEN LIFE INVESTMENT TRUST
Growth & Income Division (305)                         __________%   __________%
AGL Declared Fixed Interest Account (301)              __________%   __________%
Other:_______________                                  __________%   __________%
                                                              100%          100%

AGLC 0198-00                                                                0403

DOLLAR COST AVERAGING

Dollar Cost       ($5,000 Minimum Beginning Accumulation Value) An amount can be
Averaging         systematically transferred from the Money Market I Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

                  Day of the month for transfers:            (Choose a day of the month between 1-28.)
                  ------------------------------------------ -----------------------------------------
                  Frequency of transfers:  [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually
                  ------------------------ ------------ -------------- ----------------- -------------
                  Transfer $                                      ($100 minimum, Whole Dollars Only)
                  ---------------------------------------------- -------------------------------------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (260)             $____________
AIM V.I. Premier Equity Division (261)                   $____________
THE ALGER AMERICAN FUND
Alger American Leveraged AllCap Division (314)           $____________
Alger American MidCap Growth Division (313)              $____________
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Value Division (262)                                  $____________
CREDIT SUISSE TRUST
Small Cap Growth Division (300)                          $____________
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (273)                              $____________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (271)                              $____________
Developing Leaders Division (272)                        $____________
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
VIP Asset Manager Division (277)                         $____________
VIP Contrafund Division (276)                            $____________
VIP Equity-Income Division (274)                         $____________
VIP Growth Division (275)                                $____________
VIP Mid Cap Division (308)                               $____________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities Division (309)       $____________
Franklin U.S. Government Division (302)                  $____________
Mutual Shares Securities Division (303)                  $____________
Templeton Foreign Securities Division (304)              $____________
JANUS ASPEN SERIES
International Growth Division (278)                      $____________
Mid Cap Growth Division (280)                            $____________
Worldwide Growth Division (279)                          $____________
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Division (312)                    $____________
JPMorgan Small Company Division (281)                    $____________
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (284)                 $____________
MFS Emerging Growth Division (282)                       $____________
MFS New Discovery Division (285)                         $____________
MFS Research Division (283)                              $____________
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (286)                            $____________
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Global Securities Division (311)             $____________
Oppenheimer Multiple Strategies Division (310)           $____________
PIMCO VARIABLE INSURANCE TRUST
PIMCO Real Return Division (288)                         $____________
PIMCO Short-Term Division (287)                          $____________
PIMCO Total Return Division (289)                        $____________
PUTNAM VARIABLE TRUST
Putnam VT Diversified Income Division (290)              $____________
Putnam VT Growth and Income Division (291)               $____________
Putnam VT Int'l Growth and Income Division (292)         $____________
SUNAMERICA SERIES TRUST
SunAmerica Balanced Division (306)                       $____________
Aggressive Growth Division (307)                         $____________
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Equity Growth Division (295)                             $____________
High Yield Division (296)                                $____________
VALIC COMPANY I
International Equities Division (263)                    $____________
Mid Cap Index Division (264)                             $____________
Nasdaq-100 Index Division (266)                          $____________
Science & Technology Division (269)                      $____________
Small Cap Index Division (268)                           $____________
Stock Index Division (267)                               $____________
VANGUARD VARIABLE INSURANCE FUND
High Yield Bond Division (297)                           $____________
REIT Index Division (298)                                $____________
VAN KAMPEN LIFE INVESTMENT TRUST
Growth & Income Division (305)                           $____________
Other:________________________________                   $____________

AUTOMATIC REBALANCING

Automatic         ($5,000 Minimum Beginning Accumulation Value) Variable
Rebalancing       division assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic
                  Rebalancing option.

                  Check Here for Automatic Rebalancing Frequency:  [ ] Quarterly  [ ] Semiannually  [ ] Annually
                  -----------------------------------------------  -------------  ----------------  ------------

                  NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

MODIFIED ENDOWMENT CONTRACT

Contract If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.

                                                                  [ ] YES [ ] NO

AGLC 0198-00                                                                0403

DEATH BENEFIT COMPLIANCE TEST

                    [ ] Guideline Premium Test  [ ] Cash Value Accumulation Test

SPECIFIED AMOUNT

Base Coverage $__________ plus Supplemental Coverage $__________ = Total Specified Amount $__________

TELEPHONE AUTHORIZATION

                  I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions given by:

Initial           [ ] Policy Owner(s)-- if Joint Owners, either of us acting
appropriate box       independently.
here:

                  [ ] Policy Owner(s) or the Agent/Registered Representative who
                      is appointed to represent AGL and the firm authorized to service my policy.

                  AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

SUITABILITY

All questions     1.  Have you, the Proposed Insured or
must be answered.     Owner (if different), received the
                      variable universal life insurance
                      policy prospectus and the prospectuses
                      describing the investment options?       [ ] yes   [ ] no

                      (If "yes," please furnish the
                      Prospectus dates.)

                           Variable Universal Life Insurance
                           Policy Prospectus:     __________

                           Supplements (if any):  __________

                  2.  Do you understand and acknowledge:

                      a.   THAT THE POLICY APPLIED FOR IS
                           VARIABLE, EMPLOYS THE USE OF
                           SEGREGATED ACCOUNTS WHICH MEANS
                           THAT YOU NEED TO RECEIVE AND
                           UNDERSTAND CURRENT PROSPECTUSES
                           FOR THE POLICY AND THE UNDERLYING
                           ACCOUNTS?                           [ ] yes   [ ] no

                      b.   THAT ANY BENEFITS, VALUES OR
                           PAYMENTS BASED ON PERFORMANCE OF
                           THE SEGREGATED ACCOUNTS MAY VARY:
                           AND                                 [ ] yes   [ ] no

                           (1)  ARE NOT GUARANTEED BY THE
                                COMPANY, ANY OTHER INSURANCE
                                COMPANY, THE U.S. GOVERNMENT
                                OR ANY STATE GOVERNMENT?       [ ] yes   [ ] no

                           (2)  ARE NOT FEDERALLY INSURED BY
                                THE FDIC, THE FEDERAL
                                RESERVE BOARD OR ANY OTHER
                                AGENCY, FEDERAL OR STATE?      [ ] yes   [ ] no

                      c.   THAT IN ESSENCE, ALL RISK IS
                           BORNE BY THE OWNER EXCEPT FOR
                           FUNDS PLACED IN THE AGL DECLARED
                           FIXED INTEREST ACCOUNT?             [ ] yes   [ ] no

                      d.   THAT THE POLICY IS DESIGNED TO
                           PROVIDE LIFE INSURANCE COVERAGE
                           AND TO ALLOW FOR THE ACCUMULATION
                           OF VALUES IN THE SEGREGATED
                           ACCOUNTS?                           [ ] yes   [ ] no

                      e.   THE AMOUNT OR DURATION OF THE
                           DEATH BENEFIT MAY INCREASE OR
                           DECREASE, DEPENDING ON THE
                           INVESTMENT EXPERIENCE OF THE
                           SEPARATE ACCOUNT?                   [ ] yes   [ ] no

                      f.   THE POLICY VALUES MAY INCREASE OR
                           DECREASE, DEPENDING ON THE
                           INVESTMENT EXPERIENCE OF THE
                           SEPARATE ACCOUNT, THE AGL
                           DECLARED FIXED INTEREST ACCOUNT
                           ACCUMULATION, AND CERTAIN EXPENSE
                           DEDUCTIONS?                         [ ] yes   [ ] no

                  3.  Do you believe the Policy you selected
                      meets your insurance and investment
                      objectives and your anticipated
                      financial needs?                         [ ] yes   [ ] no

AGLC 0198-00                                                                0403

YOUR SIGNATURE

Signatures        Signed at (city, state)
                  -------------------------------------------------------------------------------------------------------------

                  Print name of Broker/Dealer
                  -------------------------------------------------------------------------------------------------------------

                  X Registered representative                           State license #              Date
                  ----------------------------------------------------  ---------------------------  --------------------------

                  X Primary proposed insured                                                         Date
                  ---------------------------------------------------------------------------------  --------------------------

                  X Owner                                                                            Date
                  ---------------------------------------------------------------------------------  --------------------------
                  (If different from Proposed Insured)

                  X Joint Owner                                                                      Date
                  ---------------------------------------------------------------------------------  --------------------------
                  (If applicable)

AGLC 0198-00                                                                0403